UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2007


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)



          Delaware                  000-23702                13-3588231
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(State or other jurisdiction      (Registration            (IRS Employer
      of incorporation)               Number)            Identification No.)


52-16 Barnett Avenue, Long Island City, New York                11104
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    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 1, 2007, Steven Madden, Ltd. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the Company's press release announcing these financial results is attached as
Exhibit 99.1 hereto, and is incorporated by reference into this report.

Also on May 1, 2007, the Company held a conference call to discuss its financial results for the quarter ended March 31, 2007. The Company's script for that conference call is attached hereto as Exhibit 99.2.

The information included in this Current Report on Form 8-K (including Exhibits
99.1 and 99.2 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits
            --------

            99.1 Press Release dated May 1, 2007 regarding the Company's announcement of its financial results for the quarter ended March 31, 2007.

            99.2 Transcript for a Conference Call held by the Company on May 1, 2007.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer

Date:  May 1, 2007


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

                                  EXHIBIT INDEX


DOC. NO.            DOCUMENT DESCRIPTION

Exhibit 99.1 Press Release dated May 1, 2007 regarding the Company's announcement of its financial results for the quarter ended March 31, 2007.

Exhibit 99.2 Transcript for a Conference Call held by the Company on May 1, 2007.



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